Exhibit 10.31

December 17, 2014
Tier Operating Partnership LP
17300 Dallas Parkway
Suite 1010
Dallas, TX 75248
Attn:    Telisa Webb Schelin, Senior Vice President -
Legal and General Counsel

Re: Payoff of Credit Agreement
Ladies and Gentlemen:
Reference is hereby made to that certain Amended and Restated Credit Agreement, dated as of December 20, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among TIER Operating Partnership LP (“Borrower”), the lenders from time party thereto (the “Lenders”), and KeyBank National Association, as agent for the Lenders (“Agent”); capitalized terms used herein but not otherwise defined shall have the meaning ascribed to such terms in the Credit Agreement). We understand that Borrower expects to repay in full its obligations to Agent and the Lenders evidenced by the Credit Agreement and the other Loan Documents (the “Obligations”).
1.This letter agreement (this “Agreement”) confirms that, upon receipt by Agent on behalf of the Lenders, no later than 2:00 p.m. (Eastern time) on December 18, 2014 (the “Payoff Time”), of (a) counterparts of this Agreement duly executed by the Loan Parties (as defined below) and Agent, and (b) the wire transfer of immediately available funds of the amounts set forth below (the aggregate amount, the “Payoff Amount”), all commitments of Agent and the Lenders under the Credit Agreement and the Loan Documents will automatically terminate, and all security interests and liens held by Agent and the Lenders under the Loan Documents shall be released without any further action by the Lenders, Agent or Borrowers.

Amount Owing in Dollars:
Principal amount of outstanding Loans:	$55,000,000.00
Accrued and unpaid interest on outstanding Loans:	$72,898.84
Accrued and unpaid fees:	$114,270.84
Legal fees and expenses (the “Legal Expenses”)	$7,500.00
Total Payoff Amount	$55,194,669.68
The Payoff Amount, less the amount of Legal Expenses listed above (the “Bank Payoff”), should be paid as follows:
KeyBank National Association
ABA 041001039
Attn:    Wire Transfer Clearing-KREC
Attn:    Jennifer Duke
Account Number 1140228209012
Reference:    “Tier Operating Partnership”

PAYOFF LETTER    1

Amount:    $55,187,169.68

The amount of Legal Expenses should be paid as follows:

Bank Name/Location:    SunTrust Bank, Atlanta, GA
ABA No:        061000104
Account Name:        McKenna Long & Aldridge LLP
Account No.:        8800918057
Notify:            Greg Howton (404) 527-4107 or
Lisa Stipancic (404) 527-8366
Reference To:        028856.00075 KeyBank/TIER REIT
Bank Full Address:    SunTrust Bank, Inc.
1155 Peachtree Street, N.E., Suite 1200,
    Atlanta, GA 30309
Beneficiary Address:    303 Peachtree Street, N.E., Suite 5300,
            Atlanta, GA 30308
Amount:        $7,500.00

Notwithstanding the foregoing, if the Payoff Amount is not received by the Payoff Time, then provided that the Bank Payoff is increased by the sum of $10,999.35 for a total amount of $55,198,169.03, and the amount of Legal Expenses is paid as provided herein, and both such payments are received in accordance with the terms of this letter no later than 2:00 p.m. (Eastern time) on December 19, 2014 (the “Per Diem Time”), then such increased payment shall constitute the “Payoff Amount” for the purposes of this letter, and the Per Diem Time shall be deemed to be the Payoff Time for the purposes of this letter.
Agent has delivered to Republic Title of Texas, Inc. (“Escrow Agent”) releases of the Security Documents subject to an escrow instruction letter (the “Escrow Letter”). Upon receipt of the Payoff Amount by the Payoff Time, Agent or its counsel shall authorize Escrow Agent to release the documents delivered to Escrow Agent pursuant to the Escrow Letter. Upon receipt of the Payoff Amount by the Payoff Time, (a) Agent shall promptly return to Borrower the property and assets described on Schedule I hereto held in the possession of Agent as additional Collateral for the Loan (the “Possessory Collateral”) and the other letters of credit described on Schedule II hereto, and (b) to the extent terminations have not been delivered to the Escrow Agent, the Borrower is authorized to file on behalf of Agent UCC-3 termination statements relating to any UCC-1 financing statement delivered by Borrower or any Guarantor to Agent with respect to the Credit Agreement to effectuate the releases contemplated by this letter. Notwithstanding anything to the contrary contained herein, the obligations and liabilities of Borrower and Guarantors to the Lenders and Agent under or in respect of the Loan Documents insofar as such obligations and liabilities expressly survive termination of the Loan Documents shall continue in full force and effect in accordance with their terms.
2.    The Payoff Amount is the effective dollar amount for the payoff only if the Payoff Amount is received at or prior to the Payoff Time. The Payoff Amount is subject to change in the event that the payoff occurs after the Payoff Time.
3.    Borrower has requested that Agent, in lieu of delivering and transferring the Possessory Collateral to Borrower, deliver the Possessory Collateral directly to Wells Fargo Bank, National Association, as Administrative Agent, 5400 LBJ Freeway, Dallas, Texas 75240, Attn: Carrington Brown. Upon receipt of the Payoff Amount by the Payoff Time, Agent agrees to promptly execute a transfer form for the Letter of Credit (as identified on Schedule I hereto) in form and substance reasonably satisfactory to Agent and return the same to Borrower. Agent shall not be responsible for any transfer fees or other costs incurred in connection with the delivery or transfer of the Possessory Collateral. The Borrower agrees to indemnify and hold harmless the Agent, the Lenders and each director, officer, employee, agent, attorney and affiliate

PAYOFF LETTER    2

thereof and any Person who controls the Agent or any Lender against any and all claims, actions and suits, whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of every nature and character arising out of or relating to the assignment of the Possessory Collateral to Wells Fargo Bank, National Association, as Administrative Agent.
4.    For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and each of the undersigned Guarantors (together with Borrower, each a “Loan Party” and collectively, “Loan Parties”) hereby releases, discharges and acquits the Lenders and Agent and their respective officers, directors, agents, advisors and employees and their respective successors and assigns from all obligations to such Loan Party (and its successors and assigns) and from any and all claims, demands, debts, accounts, contracts, liabilities, actions and causes of action of whatever kind or nature, whether known or unknown, whether foreseen or unforeseen, arising on or before the date hereof, which such Loan Party ever had, now have or hereafter can, shall or may have for, upon or by reason of any matter, cause or thing whatsoever, which are based upon, arise under or are related to the Loan Documents, including, without limitation, as a result of the delivery and transfer by Agent of the Letter of Possessory Collateral to Wells Fargo Bank, National Association, as Administrative Agent.
5.    Each Loan Party acknowledges that the amounts composing the Payoff Amount are enforceable obligations of such Loan Party owed to Agent and the Lenders pursuant to the terms of the Credit Agreement and the other Loan Documents, and confirms its agreement to the terms hereof by returning to Agent, for the benefit of itself and the Lenders, a signed counterpart of this Agreement.
6.    This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed counterpart of this Agreement by facsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart.
7.    This Agreement shall be governed by the internal laws, and not the conflicts of law provisions, of the State of Ohio. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. This is the entire agreement between the parties with respect to the subject matter hereof.
[Remainder of page intentionally left blank.]

PAYOFF LETTER    3

Very truly yours,
KEYBANK NATIONAL ASSOCIATION, as Agent
By: /s/ Kristin Centracchio
Name: Kristin Centracchio
Title: Vice President

(SEAL)
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BORROWER:
TIER OPERATING PARTNERSHIP LP, a Texas limited partnership

By:	Tier GP, Inc., a Delaware corporation, its General Partner
By: /s/ James E. Sharp
Name: James E. Sharp
Title: Chief Accounting Officer
(SEAL)

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PAYOFF LETTER    5

GUARANTORS:
TIER REIT, INC. (formerly known as Behringer Harvard REIT I, Inc.), a Maryland corporation
By: /s/ James E. Sharp
Name: James E. Sharp
Title: Chief Accounting Officer
(SEAL)

ONE FINANCIAL PLACE PROPERTY LLC,
a Delaware limited liability company
By: /s/ James E. Sharp
Name: James E. Sharp
Title: Chief Accounting Officer
(SEAL)

OFP ILLINOIS SERVICES LLC, a Delaware limited liability company
By: /s/ James E. Sharp
Name: James E. Sharp
Title: Chief Accounting Officer

(SEAL)

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BEHRINGER HARVARD CENTREPORT OFFICE LP, a Texas limited partnership
By:    Behringer Harvard Centreport Office GP,     LLC, a Delaware limited liability company,     general partner
By: /s/ James E. Sharp
Name: James E. Sharp
Title: Chief Accounting Officer
(SEAL)

ARCH 1650 PARTNERS, L.P.,
a Delaware limited partnership
By:    IPC Philadelphia Management LLC, a     Delaware limited liability company,
    general partner
By: /s/ James E. Sharp
Name: James E. Sharp
Title: Chief Accounting Officer
(SEAL)

IPC FLORIDA III, LLC,
a Delaware limited liability company
By: /s/ James E. Sharp
Name: James E. Sharp
Title: Chief Accounting Officer
(SEAL)

[Signatures Continued on Next Page]

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BEHRINGER HARVARD WOODCREST IV, LLC, a Delaware limited liability company
By: /s/ James E. Sharp
Name: James E. Sharp
Title: Chief Accounting Officer
(SEAL)

WOODCREST ROAD ASSOCIATES II, LLC, a Delaware limited liability company
By: /s/ James E. Sharp
Name: James E. Sharp
Title: Chief Accounting Officer
(SEAL)

BEHRINGER HARVARD ELDRIDGE LAND LP, a Texas limited partnership
By:    Behringer Harvard Eldridge Land GP,     LLC, a Texas limited liability company,     general partner
By: /s/ James E. Sharp
Name: James E. Sharp
Title: Chief Accounting Officer
(SEAL)

PAYOFF LETTER    8

SCHEDULE I
(A)    The original letter of credit (LC No.: WT14SLC49501814) in the original stated amount of $500,000 issued for the benefit of KeyBank National Association (the “Letter of Credit”)

(B)    The following instruments:
(i)    the original Promissory Note dated as of March 31, 2009 (the “Promissory Note”), issued by The Chicago Stock Exchange, Inc., a Delaware corporation (“Payor”) to the order of One Financial Place Property LLC, a Delaware limited liability company (“Payee”), in the original principal amount of $6,000,000; and

(ii)     the original letter agreement dated June 7, 2011, between Payor and Payee relating to the Promissory Note.

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SCHEDULE II

1)    Issuer: Lakeside Bank, #876, $100,000
2)    Issuer: Lakeside Bank, # 877, $75,000
3)    Issuer: Lakeside Bank, # 909, $1,050,000
4)    Issuer: JPMorgan, # TFTS-248695, $26,050.00
5)    Issuer: JPMorgan, # TFTS-922581, $13,188.98
6)    Issuer: Fifth Third, # S504178, $27,000
7)    Issuer: Fifth Third, # S504179, $112,000
8)    Issuer: Bank of America: # 68089806, $140,000
9)    Issuer: Beverly Bank, # WT14SLC49501814, $500,000
10)    Issuer: Barrington Bank, #1178, $59,000
11)    Issuer: Wheaton Bank, #2087, $100,000

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